UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 17th Street, Suite 3700

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indentures, 8.375% Senior Notes due 2028, and 8.750% Senior Notes due 2031

On June 29, 2023, Civitas Resources, Inc. (the “Company”), completed its previously announced offering (the “Offering”) of $1,350,000,000 aggregate principal amount of 8.375% Senior Notes due 2028 (the “2028 Notes”) and $1,350,000,000 aggregate principal amount of 8.750% Senior Notes due 2031 (the “2031 Notes” and, together with the 2028 Notes, the “Notes”). The Company expects to use the net proceeds from the Offering, together with cash on hand and borrowings under the Company’s credit facility, to fund a portion of the consideration for the transactions contemplated by (i) the Membership Interest Purchase Agreement, dated June 19, 2023, by and among the Company, Hibernia Energy III Holdings, LLC, a Delaware limited liability company (“HE3 Holdings”), and Hibernia Energy III-B Holdings, LLC, a Delaware limited liability company (“HE3-B Holdings” and, together with HE3 Holdings, “Hibernia”) (such transaction, the “Hibernia Acquisition”) and (ii) the Membership Interest Purchase Agreement, dated June 19, 2023, by and among the Company, Tap Rock Resources Legacy, LLC, a Delaware limited liability company (“Tap Rock I Legacy”), Tap Rock Resources Intermediate, LLC, a Delaware limited liability company (“Tap Rock I Intermediate”), Tap Rock Resources II Legacy, LLC, a Delaware limited liability company (“Tap Rock II Legacy”), Tap Rock Resources II Intermediate, LLC, a Delaware limited liability company (“Tap Rock II Intermediate”), Tap Rock NM10 Legacy Holdings, LLC, a Delaware limited liability company (“NM10 Legacy”), and Tap Rock NM10 Holdings Intermediate, LLC, a Delaware limited liability company (“NM10 Intermediate”), solely in its capacity as the sellers’ representative, Tap Rock I Legacy, and solely for the limited purposes set forth therein, Tap Rock Resources, LLC, a Delaware limited liability company (“Tap Rock Resources” and, together with Tap Rock I Legacy, Tap Rock I Intermediate, Tap Rock II Legacy, Tap Rock II Intermediate, NM10 Legacy, and NM10 Intermediate, “Tap Rock”) (such transaction, the “Tap Rock Acquisition” and, together with the Hibernia Acquisition, the “Acquisitions”).

The Notes are subject to a special mandatory redemption such that: (A) if (i) the consummation of the Hibernia Acquisition does not occur on or before October 31, 2023 or (ii) prior thereto, the Company notifies Computershare Trust Company, N.A., the trustee of the Notes (the “Trustee”), that it will not pursue the consummation of the Hibernia Acquisition, it will be required to redeem $850.0 million of the aggregate principal amount of each series of Notes then outstanding (such redemption, the “Hibernia Special Mandatory Redemption”) at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of the Hibernia Special Mandatory Redemption, (B) if (i) the consummation of the Tap Rock Acquisition does not occur on or before October 31, 2023 or (ii) prior thereto, the Company notifies the Trustee that it will not pursue the consummation of the Tap Rock Acquisition, it will be required to redeem $600.0 million of the aggregate principal amount of each series of Notes then outstanding (such redemption, the “Tap Rock Special Mandatory Redemption”) at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of the Tap Rock Special Mandatory Redemption, and (C) if (i) neither Acquisition is consummated on or before the October 31, 2023 or (ii) prior thereto, the Company notifies the trustee that the Company will not pursue the consummation of both Acquisitions, it will be required to redeem 100% of the aggregate principal amount of each series of Notes then outstanding (such redemption, the “Combined Special Mandatory Redemption”) at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of the Combined Special Mandatory Redemption.

The 2028 Notes were issued by the Company pursuant to an indenture, dated June 29, 2023 (the “2028 Notes Indenture”), among the Company, the guarantors party thereto, and the Trustee, and the 2031 Notes were issued by the Company pursuant to an indenture, dated June 29, 2023 (the “2031 Notes Indenture” and, together with the 2028 Notes Indenture, the “Indentures”), among the Company, the guarantors party thereto, and the Trustee. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by all of the Company’s existing subsidiaries and are expected to be guaranteed by the entities that will become subsidiaries of the Company upon consummation of the Acquisitions, as well as by certain other future subsidiaries that may be required to guarantee the Notes. The following is a brief description of the material provisions of the Indentures and the Notes.

The 2028 Notes and the 2031 Notes will mature on July 1, 2028 and July 1, 2031, respectively. Interest on the 2028 Notes and the 2031 Notes will accrue at the rate of 8.375% per annum and 8.750% per annum, respectively, and will be payable semi-annually in arrears on January 1 and July 1 of each year, commencing on January 1, 2024.

Optional Redemption.

At any time prior to July 1, 2025, the Company may redeem all or part of the 2028 Notes, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the “make-whole” premium at the redemption date, plus (iii) accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date). On or after July 1, 2025, the Company may redeem all or part of the 2028 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.188% for the twelve-month period beginning on July 1, 2025; (ii) 102.094% for the twelve-month period beginning on July 1, 2026; and (iii) 100.000% for the period beginning July 1, 2027 and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

At any time prior to July 1, 2026, the Company may redeem all or part of the 2031 Notes, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the “make-whole” premium at the redemption date, plus (iii) accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date). On or after July 1, 2026, the Company may redeem all or part of the 2031 Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 104.375% for the twelve-month period beginning on July 1, 2026; (ii) 102.188% for the twelve-month period beginning on July 1, 2027; and (iii) 100.000% for the period beginning July 1, 2028 and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

The Company may redeem up to 35% of the aggregate principal amount of the 2028 Notes or 2031 Notes at any time prior to July 1, 2025 or 2026, respectively, with an amount not to exceed the net cash proceeds from certain equity offerings at a redemption price equal to 108.375%, with respect to the 2028 Notes, and 108.750%, with respect to the 2031 Notes, of the principal amount of such series of Notes redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, provided, however, that (i) at least 65.0% of the aggregate principal amount of Notes of such series originally issued on the issue date (but excluding Notes of such series held by the Company and its subsidiaries) remains outstanding immediately after the occurrence of such redemption (unless all such Notes are redeemed substantially concurrently) and (ii) the redemption occurs within 180 days after the date of the closing of such equity offering.

Change of Control.

If a change of control (as defined in each Indenture) occurs with respect to a series of Notes, holders of such Notes will have the right to require the Company to repurchase all or any part of their Notes of such series at a purchase price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Certain Covenants.

The Indentures governing the Notes contain covenants that limit, among other things, the Company’s ability and the ability of its subsidiaries to: incur or guarantee additional indebtedness; create liens securing indebtedness; pay dividends on or redeem or repurchase stock or subordinated debt; make specified types of investments and acquisitions; enter into or permit to exist contractual limits on the ability of the Company’s subsidiaries to pay dividends to the Company; enter into transactions with affiliates; and sell assets or merge with other companies. These covenants will not, however, restrict the activities of the entities that will be acquired in connection with the Acquisitions prior to the consummation of the Acquisitions. These covenants are subject to a number of important limitations and exceptions.

Events of Default.

The Indentures also provide for certain customary events of default, including, among others, nonpayment of principal or interest, failure to pay final judgments in excess of a specified threshold, failure of a guarantee to remain in effect, bankruptcy and insolvency events, and cross acceleration, which would permit the principal, premium, if any, interest and other monetary obligations on all the then outstanding Notes to be declared due and payable immediately. If an event of default with respect to a series of Notes occurs and is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes of such series may declare the principal of, and the accrued and unpaid interest, if any, on, all then outstanding Notes to be due and payable immediately. These events of default are subject to a number of important qualifications, limitations, and exceptions that are described in the Indentures.

The Notes were offered and sold to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Certain of the initial purchasers and their respective affiliates have provided, and may in the future provide, investment banking, commercial banking and other financial services for the Company and the Company’s affiliates for which services they received, and may in the future receive, customary fees. BofA Securities, Inc., one of the initial purchasers, is serving as our financial advisor in connection with the Acquisitions, J.P. Morgan Securities LLC, one of the initial purchasers, is serving as financial advisor to Hibernia and Zions Direct, Inc., one of the initial purchasers, and its affiliates have credit relationships with Hibernia and Tap Rock.

The foregoing description of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of those documents, which are attached as Exhibits 4.1, 4.2, 4.3, and 4.4 to this Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Current Report on Form 8-K concerning future opportunities for the Company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, returns to shareholders, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Acquisitions and the anticipated impact of the Acquisitions on the Company’s results of operations, financial position, growth opportunities, reserve estimates and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Acquisitions may not be satisfied, that either party may terminate the Hibernia Acquisition agreement or the Tap Rock Acquisition agreement or that the closing of the Acquisitions might be delayed or not occur at all; potential adverse relations or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisitions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of the targets of the Acquisitions; the Company’s future financial condition, results of operations, strategy and plans; the ability of the Company to realize anticipated synergies related to the Acquisitions in the timeframe expected or at all; any litigation relating to the Acquisitions; changes in capital markets and the ability of the Company to finance operations in the manner expected; the effects of commodity prices; and the risks of oil and gas activities. Additionally, risks and uncertainties that could cause actual results to differ materially from those anticipated also include: declines or volatility in the prices we receive for our oil, natural gas, and natural gas liquids; general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business, including any future economic downturn, the impact of continued or further inflation, disruption in the financial markets, and the availability of credit on acceptable terms; the effects of disruption of our operations or excess supply of oil and natural gas due to world health events and the actions by certain oil and natural gas producing countries including Russia; the continuing effects of the COVID-19 pandemic, including any recurrence or the worsening thereof; the ability of our customers to meet their obligations to us; our access to capital on acceptable terms; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; our ability to continue to pay dividends at their current level or at all; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental, health and safety regulation and regulations addressing climate change); environmental, health and safety risks; seasonal weather conditions, as well as severe weather and other natural events caused by climate change; lease stipulations; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; operational interruption of centralized oil and natural gas processing facilities; competition in the oil and natural gas industry; management’s ability to execute our plans to meet our goals; unforeseen difficulties encountered in operating in new geographic areas; our ability to attract and retain key members of our senior management and key technical employees; our ability to maintain effective internal controls; access to adequate gathering systems and pipeline take-away capacity; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; costs and other risks associated with perfecting title for mineral rights in some of our properties; political conditions in or affecting other producing countries, including conflicts in or relating to the Middle East, South America and Russia (including the current events involving Russia and Ukraine), and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Reports on Form 8-K and SEC filings. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Indenture, dated June 29, 2023, by and among Civitas Resources, Inc., as issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee, pursuant to which the 2028 Notes were issued.
4.2	Form of 2028 Note (included in Exhibit 4.1).
4.3	Indenture, dated June 29, 2023, by and among Civitas Resources, Inc., as issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee, pursuant to which the 2031 Notes were issued.
4.4	Form of 2031 Note (included in Exhibit 4.3).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2023	Civitas Resources, Inc.

	By:	/s/ Travis L. Counts
Name: Travis L. Counts
Title: Chief Legal Officer and Secretary